SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

   Date of Report (Date of earliest event reported): August 16, 2021

AEROCENTURY CORP.
(Exact name of Registrant as specified in its charter)

Delaware	94-3263974
(State of Incorporation)	(I.R.S. Employer Identification No.)

1440 Chapin Avenue, Suite 310
Burlingame, CA 94010
(Address of principal executive offices including Zip Code)

650-340-1888
(Registrant's telephone number, including area code)

Not applicable
(Former name and former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

⁯  ☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⁯  ☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⁯  ☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⁯  ☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

  Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Name of each exchange on which registered
Common Stock, par value $0.001 per share	NYSE American Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

 Item 8.01 Other Events

 On August 16, 2021, in the United States Bankruptcy Court for the District of Delaware (the “Bankruptcy Court”) in the Chapter 11 case of AeroCentury Corp. (“AeroCentury”) and its two U.S. subsidiaries, JetFleet Management Corp., and JetFleet Holding Corp. (the three corporations collectively referred to as the “Debtors”), the Debtors filed unexecuted drafts of its Plan Sponsor Agreement (the "PSA"), and related agreements and documents required threunder (collectively, with the PSA, the "Plan Sponsor Documents"), which Plan Sponsor Documents forms the Company believes to be in substantially final form.   The Plan Sponsor Documents are intended to cover the transactions contemplated by the Investment Term Sheet entered into with YuCheng Hu, which was described in the Company's Current Report on Form 8-K filed on August 10, 2021, and are part of the Debtors' plan of reorganization to be reflected in the Combined Disclosure Statement and Plan previously filed with the Bankruptcy Court and to be amended and supplemented.  The Court filing of the Plan Supplement disclosing the Plan Sponsor Documents is available at the Company's claim agent website on the court docket page at: https://www.kccllc.net/aerocentury/document/2110636210816000000000004.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

99.1     Form of Plan Sponsor Agreement
99.2     Form of Securities Purchase Agreement
99.3     Form of Amended and Restated Certificate of Incorporation of AeroCentury Corp.
99.4     Form of Amended and Restated Bylaws of AeroCentury Corp.
99.5     Form of Common Stock Purchase Agreement
99.6     Form of Series A Preferred Stock Purchase Agreement
99.7     Form of Series B Preferred Stock Purchase Agreement
99.8     Form of Amended and Restated Articles of Incorporation of JetFleet Holding Corp.
99.9     Form of Amended and Restated Bylaws of JetFleet Holding Corp.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.

Date: August 16, 2021
AEROCENTURY CORP.

By: /s/ Harold M. Lyons
Harold M. Lyons
Sr. Vice President & Chief Financial Officer